UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 31, 2014, the Company issued a press release containing financial and operating results for the second quarter 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a webcast and conference call at 11:00 a.m. Eastern time/9:00 a.m. Mountain time on Friday, August 1, 2014 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or by telephone by calling 877-415-3185 (857-244-7328 international callers) with passcode 22671991. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available August 1 through August 8, 2014 at call-in number 888-286-8010 (617-801-6888 international) with passcode 60786334.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

Second Quarter 2014 Results Webcast and Conference Call

The Company plans to host a webcast and conference call at 11:00 a.m. Eastern time/9:00 a.m. Mountain time on Friday, August 1, 2014 to discuss its financial and operating results for the second quarter 2014. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or by telephone by calling 877-415-3185 (857-244-7328 international callers) with passcode 22671991. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available August 1 through August 8, 2014 at call-in number 888-286-8010 (617-801-6888 international) with passcode 60786334.

Upcoming Events

Updated investor presentations will be posted to the homepage of the Company’s website at www.billbarrettcorp.com prior to investor events.

Chief Executive Officer Scot Woodall will present at the Enercom Oil and Gas Conference on August 20, 2014 at 11:20 a.m. Mountain time. The event will be webcast, with the webcast accessible from the Company’s website at www.billbarrettcorp.com. The presentation for this event will be posted on August 19, 2014 at 5:00 p.m. Mountain time.

Chief Executive Officer Scot Woodall will present at the Barclays CEO Energy Conference on September 4, 2014 at 1:45 p.m. Eastern time. The event will be webcast, with the webcast accessible from the Company’s website at www.billbarrettcorp.com. The presentation for this event will be posted on September 2, 2014 at 5:00 p.m. Mountain time.

All statements in the teleconference and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 31, 2014.